FOR RELEASE ON: November 2, 2021

CONTACT:    Robert Barry, VP - Investor Relations
        608-361-7530
        robert.barry@regalrexnord.com

REGAL REXNORD CORPORATION REPORTS RECORD THIRD QUARTER 2021 FINANCIAL RESULTS, ANNOUNCES STRATEGIC ACQUISITION OF ARROWHEAD SYSTEMS FOR $297 MILLION

BELOIT, WI - Regal Rexnord Corporation (NYSE: RRX)

Third Quarter Highlights

•Sales Up 18% Versus PY And Up 16% On An Organic Basis
•Record Adjusted Operating Margin* of 14.2% Up 140 bps Versus PY And GAAP Operating Margin of 12.0% Up 10 bps Versus PY
•Record Adjusted Diluted EPS** Of $2.36 Up 36% Versus PY And GAAP Diluted EPS Of $1.70 Up 6% Versus PY
•Daily Orders Up 27% In 3Q And Up Low 20's In October Versus PY
•Net Cash Provided By Operating Activities of $121.5M And Free Cash Flow* Of $108.3M For Conversion Of 133.4%
•Increased Stock Purchase Authorization To $500M From $250M
•Redefining Adjusted EPS To Add Back Amortization And Stock-Based Compensation Expense, After-Tax, Beginning 4Q 2021
•Expect 4Q 2021 Adjusted Diluted EPS In A Range of $1.97 to $2.27
•Expect 2022 Adjusted Diluted EPS In A Range of $9.95 to $10.35, Including Arrowhead Systems
•For Reference, The Outlook For 4Q 2021 Is Consistent With Prior Guidance For Legacy Regal And For Rexnord PMC After Giving Effect To Completing The Merger With PMC On October 4, 2021 And Redefining The Calculation Of Adjusted EPS

M&A Update

•Completed Transformational Merger With Rexnord PMC, Significantly Enhancing The Company’s Growth, Margin & Free Cash Flow Prospects
•Announcing Acquisition Of Arrowhead Systems ("Arrowhead"), A Global Leader In Providing Industrial Process Automation Solutions, For $297 Million. The Deal Is Expected To Be Immediately Accretive On An Adjusted EPS Basis*

CEO Louis Pinkham commented, “Our performance in Q3 was exceptionally strong, including mid-teens organic top line growth plus records on operating margin and earnings – for the third quarter in a row on both metrics. The team’s performance is even more noteworthy given it is occurring in the face of unprecedented headwinds from inflation, component shortages and global supply chain disruptions. Helping to drive our success is continued execution of our multi-year restructuring program, strict pricing discipline and leveraging 80/20 principles throughout the Company to ensure that we’re directing our resources to the highest value opportunities."

*Non-GAAP Financial Measurement, See Appendix for Reconciliation
** As defined at the time of the Company's 2Q 2021 earnings report

Mr. Pinkham went on to comment, “I am also extremely pleased with our progress driving highly accretive inorganic growth. At the start of the fourth quarter, we closed on the merger with Rexnord’s PMC business, transforming our business in many ways, including our name – now Regal Rexnord Corporation. I am confident the combination will deliver best-in-class cost synergies and help Regal Rexnord accelerate profitable, above market growth, as we harness the power of delivering integrated industrial powertrain solutions."

“I am also very excited about Arrowhead, which positions us in an end market with accelerated growth compared to our traditional markets and provides us with multiple additional vectors for organic and inorganic growth. And given the cash flow the Regal Rexnord portfolio can generate, we see significant further opportunities for value creation tied to capital deployment in the years ahead.”

“While the supply chain headwinds are likely to continue for some time, I am confident that our improving operational performance, synergies from our transformational merger with Rexnord PMC, and accretion from Arrowhead, combined with strong YTD orders, a healthy backlog, and favorable end market outlooks across our business, all position Regal Rexnord for profitable growth going forward."

Acquisition of Arrowhead Systems

Regal Rexnord is announcing today that it has entered into a definitive agreement to acquire Arrowhead Systems, a global leader in providing industrial process automation solutions, including conveyors and (de)palletizers to the food & beverage, aluminum can, and consumer staples end markets, among others. The acquisition complements Regal Rexnord’s current conveying offering, which includes plastic and metal conveyor belts, table top conveyor chains, guide rails and transfer/divert stations, in addition to related motion control products and electric motors. The $297 million all-cash transaction, which is subject to customary working capital and other adjustments, has been approved by Regal Rexnord's Board of Directors and is expected to close in the fourth quarter of 2021, subject to customary closing conditions and regulatory approvals.

Arrowhead dates back to 1946 with the founding of Busse Bros., which patented the first machine for stacking cans on pallets, or automatic palletizer, and was subsequently acquired by Arrowhead Conveyor in 1999. The combined business went on to broaden and deepen its capabilities in palletizing and conveying, including by adding a full suite of aftermarket services and solutions, extending its reach outside the U.S. and, more recently, implementing a robust digitization project to support IIoT, AI and predictive maintenance capabilities.

Commenting on the transaction, Louis Pinkham said "Strategically, Arrowhead is everything Regal Rexnord looks for in an acquisition – it increases our exposure to attractive, high-growth end markets; its highly engineered products and solutions, including a robust digital capability, are differentiated and highly valued by its customers, as reflected in Arrowhead’s mid-30's gross margins; and the complementary nature of its offering should accelerate Regal Rexnord’s ability to offer more complete and value-added conveying solutions. Key Arrowhead growth drivers are also highly consistent with our ESG mindset and our Regal Rexnord value of driving innovation with purpose – purposeful for our customers and for our planet – considering its offering directly supports rising consumer demand for more environmentally friendly packaging, particularly a migration away from single use plastics to aluminum cans.”

"The transaction meets Regal Rexnord’s strict acquisition financial criteria, including year 1 accretion and ROIC expected to exceed 10% by Year 5, supported by attractive cost and sales synergies, which we have initially estimated at $8 million annually by year 3, growing to $12 million including additional cross-marketing synergies. After posting an 18% organic revenue CAGR over the last three years, Arrowhead is on track to generate approximately $100 million in revenue in 2021 and we believe is well positioned for continued high-single digit to low double digit organic growth over our three year planning horizon.”

“We are particularly excited about the complementary nature of Arrowhead and our ModSort Systems modular transfer and diverter stations, which are fast becoming important 'last mile' components in e-commerce warehouse applications, but have much broader applicability in other markets, where Arrowhead focuses. Similarly, we see ample opportunities to capitalize on Arrowhead’s strength in design, fabrication and assembly in a broader set of end markets, including e-commerce, by leveraging ModSort’s extensive integrator network.”

For reporting purposes, Arrowhead will be included in the Motion Control Solutions (MCS) segment.

Incentrum Group is serving as financial advisor to Regal Rexnord, and Foley & Lardner LLP is serving as legal counsel.

Guidance Update

The Company is updating its guidance to reflect owning Rexnord PMC beginning October 4, 2021, including merger-related impacts, most notably increases in diluted shares outstanding, interest costs, depreciation & amortization and adjusted tax rate.

In addition, beginning with the fourth quarter of 2021, the Company is updating its calculation of adjusted earnings per share to also add back amortization and stock-based compensation expense, both on an after-tax basis.

Principal guidance points for 4Q 2021
•Total revenue growth at a mid-teens rate
•Adjusted tax rate of ~22%
•Adjusted diluted earnings per share in a range of $1.97 to $2.27
•Diluted earnings per share on a GAAP basis in a range of $0.29 to $0.59

For reference, the outlook for 4Q 2021 is consistent with prior guidance for legacy Regal and prior guidance for Rexnord PMC after giving effect to completing the merger with Rexnord PMC on October 4, 2021 and presenting the outlook according to the Company's revised definition of adjusted earnings per share.

To reflect the impact of the Arrowhead acquisition, the Company is also updating previously provided guidance for 2022 revenue and adjusted EBITDA, reiterating its outlook for 2022 adjusted EBITDA margin, and introducing 2022 guidance for adjusted diluted earnings per share. The updated outlook assumes that the Company will own Arrowhead beginning on January 1, 2022.

Principal guidance points for 2022
•Revenue of approximately $5.1 billion
•Adjusted EBITDA of approximately $1.1 billion
•Adjusted EBITDA margin of approximately 21%
•Adjusted tax rate of ~22% to 23%
•Adjusted diluted earnings per share in a range of $9.95 to $10.35
•Diluted earnings per share on a GAAP basis in a range of $7.31 to $7.71

Segment Performance
Third quarter 2021 segment results versus the prior year:

•The legacy Power Transmission Solutions segment net sales were $207.6 million, an increase of 24.4%, or 23.7% on an organic basis. Drivers included strength in alternative energy, the North America general industrial market, the conveying business, improving demand in Europe in addition to meaningful share gains tied to our industrial powertrain offering. Operating margin was 8.9% of net sales and adjusted operating margin* was 18.8% of adjusted net sales.

•Climate Solutions net sales were $268.4 million, an increase of 14.7%, or 14.2% on an organic basis. Drivers included strong demand in North America residential HVAC markets, in EMEA and in North America general industrial markets, in addition to market share gains in the North America distribution business, in Europe and In Asia pacific. Notably, orders in the North America residential HVAC business were up 11% in the third quarter on a daily basis, driven by healthy underlying end market demand. Operating margin was 19.4% of net sales and adjusted operating margin* was also 19.4% of adjusted net sales, a record.

•Commercial Systems net sales were $268.7 million, an increase of 23.0%, or 20.9% on an organic basis. Drivers included underlying strength plus share gains in North America general industrial markets and strong performance in large commercial HVAC, especially in China. Operating margin was 11.3% of net sales and adjusted operating margin* was 11.5% of adjusted net sales.

•Industrial Systems net sales were $148.0 million, an increase of 6.6%, or 3.6% on an organic basis. Drivers included strength in China, and improving momentum in the North America non-residential construction and general industrial end markets, partially offset by lapping prior year large project activity in the data center market. Operating margin was 4.3% of net sales and adjusted operating margin* was 3.4% of adjusted net sales.

Conference Call

Regal Rexnord will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Tuesday, November 2, 2021. To listen to the live audio and view the presentation during the call, please visit Regal Rexnord’s Investors website: https://investors.regalrexnord.com. To listen by phone or to ask the presenters a question, dial 1.888.317.6003 (U.S. callers) or +1.412.317.6061 (international callers) and enter 9848934# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 10160594#. Both replays will be accessible for three months after the earnings call.

About Regal Rexnord

Regal Rexnord Corporation is a global leader in the engineering and manufacturing of industrial powertrain solutions, power transmission components, electric motors and electronic controls, air moving products and specialty electrical components and systems, serving customers around the world. Through longstanding technology leadership and an intentional focus on producing more energy-efficient products and systems, Regal Rexnord helps create a better tomorrow – for its customers and for the planet.

Regal Rexnord is comprised of four operating segments: Motion Control Solutions, Climate Solutions, Commercial Systems and Industrial Systems. Regal Rexnord is headquartered in Beloit, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, visit RegalRexnord.com.

Forward Looking Statements

This press release contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord's current estimates, expectations and projections about Regal Rexnord's future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the merger with the PMC Business or the acquisition of Arrowhead, the benefits and synergies of the transactions described in this communication relating to the acquisitions of the PMC Business and Arrowhead (the "Transactions"), future opportunities for Regal Rexnord, and any other statements regarding Regal Rexnord's future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “plan,” “may,” “will,” “project,” “forecast,” "would," "could," "should," and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this communication include:

•risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects;
•the possibility that the conditions to the consummation of the acquisition of Arrowhead will not be satisfied;
•the failure to consummate or delay in consummating the acquisition of Arrowhead for other reasons;
•the possibility that Regal Rexnord may be unable to achieve expected synergies and operating efficiencies in connection with the Transactions within the expected time-frames or at all and to successfully integrate the PMC Business and Arrowhead;

•expected or targeted future financial and operating performance and results;
•operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transactions;
•Regal Rexnord’s ability to retain key executives and employees;
•the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate;
•uncertainties regarding the ability to execute restructuring plans within expected costs and timing;
•the ability to obtain the anticipated tax treatment of the acquisition of the PMC Business and related transactions;
•actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries;
•the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business;
•fluctuations in commodity prices and raw material costs;
•dependence on significant customers;
•seasonal impact on sales of products into HVAC systems and other residential applications;
•risks associated with global manufacturing, including risks associated with public health crises;
•issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments;
•Regal Rexnord's overall debt levels and its ability to repay principal and interest on its outstanding debt, including debt assumed or incurred in connection with the Transactions;
•prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating;
•economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control;
•product liability and other litigation, or claims by end users, government agencies or others that products or customers' applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims;
•unanticipated liabilities of acquired businesses;
•unanticipated adverse effects or liabilities from business exits or divestitures;
•unanticipated costs or expenses that may be incurred related to product warranty issues;
•dependence on key suppliers and the potential effects of supply disruptions;
•infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies;
•effects on earnings of any significant impairment of goodwill or intangible assets;
•losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data;
•cyclical downturns affecting the global market for capital goods;
•changes in the method of determining London Interbank Offered Rate ("LIBOR"), or the replacement of LIBOR with an alternative reference rate; and

•other risks and uncertainties including, but not limited, to those described in the section entitled "Risk Factors" in Regal Rexnord's joint proxy statement/ prospectus-information statement on file with the Securities and Exchange Commission, in Regal Rexnord's Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Regal Rexnord’s Quarterly Reports on Form 10-Q.
For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this communication are made only as of the date of this communication, and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this communication or with respect to the announcements described herein to reflect subsequent events or circumstances.

NON-GAAP MEASURES
(Unaudited)
(Dollars in Millions, Except per Share Data)

We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted bank EBITDA, adjusted operating leverage, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted net sales, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management.

In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” to refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended		Nine Months Ended
	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
Net Sales	$892.7	$758.2	$2,593.7	$2,126.5
Cost of Sales	638.1	536.6	1,842.2	1,531.3
Gross Profit	254.6	221.6	751.5	595.2
Operating Expenses	144.4	131.6	432.9	385.0
Asset Impairments	2.8	—	5.1	4.3
Total Operating Expenses	147.2	131.6	438.0	389.3
Income from Operations	107.4	90.0	313.5	205.9
Other Income, Net	(1.2)	(1.1)	(3.6)	(3.3)
Interest Expense	22.0	9.0	46.1	31.2
Interest Income	2.3	1.3	5.5	3.8
Income before Taxes	88.9	83.4	276.5	181.8
Provision for Income Taxes	17.8	17.1	57.2	39.5
Net Income	71.1	66.3	219.3	142.3
Less: Net Income Attributable to Noncontrolling Interests	1.6	1.3	4.6	3.4
Net Income Attributable to Regal Rexnord Corporation	$69.5	$65.0	$214.7	$138.9
Earnings Per Share Attributable to Regal Rexnord Corporation:
Basic	$1.71	$1.60	$5.28	$3.42
Assuming Dilution	$1.70	$1.60	$5.24	$3.41
Cash Dividends Declared Per Share	$0.33	$0.30	$0.96	$0.90
Weighted Average Number of Shares Outstanding:
Basic	40.7	40.6	40.7	40.6
Assuming Dilution	41.0	40.8	41.0	40.7

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Oct 2, 2021	Jan 2, 2021
ASSETS
Current Assets:
Cash and Cash Equivalents	$328.6	$611.3
Trade Receivables, less Allowances of $18.0 million in 2021 and $18.3 million in 2020	560.9	432.0
Inventories	808.2	690.3
Prepaid Expenses and Other Current Assets	138.8	117.7
Total Current Assets	1,836.5	1,851.3

Net Property, Plant, Equipment and Noncurrent Assets	2,648.5	2,737.7
Total Assets	$4,485.0	$4,589.0

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$512.7	$360.1
Other Accrued Expenses	255.2	230.9
Current Maturities of Debt	1.0	231.0
Total Current Liabilities	768.9	822.0

Long-Term Debt	647.3	840.4
Other Noncurrent Liabilities	341.1	349.6
Equity:
Total Regal Rexnord Corporation Shareholders' Equity	2,694.8	2,544.4
Noncontrolling Interests	32.9	32.6
Total Equity	2,727.7	2,577.0
Total Liabilities and Equity	$4,485.0	$4,589.0

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Nine Months Ended
	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$71.1	$66.3	$219.3	$142.3
Adjustments to Reconcile Net Income and Changes in Assets and Liabilities (Net of Acquisitions and Divestitures) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	30.5	32.9	92.8	98.8
Loss (Gain) on Disposal of Assets	(1.6)	1.3	(1.1)	2.7
Loss on Businesses Divested and Assets to be Exited	2.8	—	5.1	4.2
Share-Based Compensation Expense	3.7	2.7	11.5	8.2
Early Debt Extinguishment Charge	12.7	—	12.7	—
Change in Operating Assets and Liabilities	2.3	17.1	(82.2)	53.7
Net Cash Provided by Operating Activities	121.5	120.3	258.1	309.9
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(13.2)	(9.3)	(37.5)	(29.7)
Proceeds Received from Sales of Property, Plant and Equipment	2.3	2.3	4.1	7.6
Business Acquisitions, Net of Cash Acquired	(0.3)	—	(4.1)	—
Proceeds Received from Disposal of Businesses	—	—	—	0.3
Net Cash Used in Investing Activities	(11.2)	(7.0)	(37.5)	(21.8)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Borrowings Under Revolving Credit Facility	27.8	(5.3)	27.8	(17.7)
Net Proceeds of Short-Term Borrowings	0.1	—	0.1	—
Proceeds from Long-Term Debt	—	—	—	0.1
Repayments of Long-Term Debt	(400.1)	(50.0)	(450.3)	(50.2)
Dividends Paid to Shareholders	(13.4)	(12.2)	(37.8)	(36.5)
Proceeds from the Exercise of Stock Options	—	—	0.1	0.2
Early Debt Extinguishment Payments	(12.7)	—	(12.7)	—
Repurchase of Common Stock	—	—	—	(25.0)
Distributions to Noncontrolling Interest	—	(0.1)	(4.5)	(2.8)
Shares Surrendered for Taxes	(0.4)	(0.8)	(6.5)	(3.3)
Financing Fees Paid	—	—	(17.0)	—
Net Cash Used in Financing Activities	(398.7)	(68.4)	(500.8)	(135.2)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(1.5)	10.4	(2.5)	3.2
Net (Decrease) Increase in Cash and Cash Equivalents	(289.9)	55.3	(282.7)	156.1
Cash and Cash Equivalents at Beginning of Period	618.5	432.2	611.3	331.4
Cash and Cash Equivalents at End of Period	$328.6	$487.5	$328.6	$487.5

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
Net Sales	$268.7	$218.5	$148.0	$138.8	$268.4	$234.0	$207.6	$166.9	$892.7	$758.2
Adjusted Net Sales*	$268.7	$218.5	$148.0	$138.8	$268.4	$234.0	$207.6	$166.9	$892.7	$758.2

GAAP Operating Margin	11.3%	11.3%	4.3%	5.3%	19.4%	16.8%	8.9%	11.3%	12.0%	11.9%
Adjusted Operating Margin*	11.5%	11.7%	3.4%	7.2%	19.4%	17.1%	18.8%	12.8%	14.2%	12.8%

Components of Net Sales:
Organic Sales Growth*	20.9%	1.3%	3.6%	(2.9)%	14.2%	2.5%	23.7%	(8.9)%	16.3%	(1.5)%
Businesses Divested/to be Exited	—%	—%	—%	—%	—%	(0.4)%	—%	—%	—%	(0.1)%
Foreign Currency Impact	2.1%	0.5%	3.0%	(0.6)%	0.5%	(0.8)%	0.7%	0.2%	1.4%	(0.2)%

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Nine Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
Net Sales	$775.0	$593.8	$429.6	$389.0	$764.8	$622.3	$624.3	$521.4	$2,593.7	$2,126.5
Adjusted Net Sales*	$775.0	$593.8	$429.6	$389.0	$764.8	$622.3	$624.3	$521.4	$2,593.7	$2,126.5

GAAP Operating Margin	10.7%	7.2%	3.1%	2.7%	18.6%	14.3%	12.0%	12.3%	12.1%	9.7%
Adjusted Operating Margin*	11.6%	8.6%	2.9%	4.3%	18.7%	15.1%	19.0%	14.1%	14.0%	11.1%

Components of Net Sales:
Organic Sales Growth	27.3%	(12.0)%	5.7%	(9.4)%	22.4%	(15.3)%	18.1%	(11.5)%	19.7%	(12.4)%
Businesses Divested/to be Exited	—%	(3.1)%	—%	—%	—%	(2.4)%	—%	(0.8)%	—%	(1.8)%
Foreign Currency Impact	3.2%	(0.5)%	4.7%	(1.7)%	0.5%	(0.6)%	1.6%	(0.4)%	2.3%	(0.7)%

ADJUSTED DILUTED EARNINGS PER SHARE	Three Months Ended		Nine Months Ended
	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
GAAP Diluted Earnings Per Share	$1.70	$1.60	$5.24	$3.41
Restructuring and Related Costs	0.05	0.12	0.19	0.43
Loss on Businesses Divested and Assets to be Exited	0.05	—	0.09	0.08
Net Loss from Businesses Divested/to be Exited	—	—	—	0.01
Executive Transition Costs	—	—	—	0.05
Transaction and Related Costs	0.59	—	1.14	—
(Gain) Loss on Sale of Assets	(0.03)	0.01	(0.04)	0.01
Adjusted Diluted Earnings Per Share	$2.36	$1.73	$6.62	$3.99

2021 ADJUSTED Q4 GUIDANCE	Minimum	Maximum
2021 Diluted EPS Q4 Guidance	$0.29	$0.59
Restructuring and Related Costs	0.14	0.14
Transaction and Related Costs	0.36	0.36
Inventory Step Up Purchase Accounting	0.66	0.66
Intangible Amortization	0.44	0.44
Share-Based Compensation	0.08	0.08
2021 Adjusted Diluted EPS Q4 Guidance	$1.97	$2.27

2022 ADJUSTED ANNUAL GUIDANCE	Minimum	Maximum
2022 Diluted EPS Annual Guidance	$7.31	$7.71
Restructuring and Related Costs	0.44	0.44
Intangible Amortization	1.81	1.81
Share-Based Compensation	0.39	0.39
2022 Adjusted Diluted EPS Annual Guidance	$9.95	$10.35

ADJUSTED INCOME FROM OPERATIONS
(Dollars in Millions)
	Three Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
GAAP Income from Operations	$30.4	$24.6	$6.4	$7.3	$52.1	$39.2	$18.5	$18.9	$107.4	$90.0
Restructuring and Related Costs	0.3	0.8	0.8	2.4	0.1	0.7	1.6	2.4	2.8	6.3
Transaction and Related Costs	—	—	—	—	—	—	16.1	—	16.1	—
Loss on Businesses Divested and Assets to be Exited	—	—	—	—	—	—	2.8	—	2.8	—
(Gain) Loss on Sale of Assets	0.2	0.2	(2.1)	0.3	—	0.2	—	—	(1.9)	0.7
Adjusted Income from Operations	$30.9	$25.6	$5.1	$10.0	$52.2	$40.1	$39.0	$21.3	$127.2	$97.0

GAAP Operating Margin %	11.3%	11.3%	4.3%	5.3%	19.4%	16.8%	8.9%	11.3%	12.0%	11.9%
Adjusted Operating Margin %	11.5%	11.7%	3.4%	7.2%	19.4%	17.1%	18.8%	12.8%	14.2%	12.8%

ADJUSTED INCOME FROM OPERATIONS
(Dollars in Millions)
	Nine Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
GAAP Income from Operations	$83.3	$42.9	$13.2	$10.4	$141.9	$88.7	$75.1	$63.9	$313.5	$205.9
Restructuring and Related Costs	4.6	4.9	1.6	5.3	0.7	3.1	3.2	9.5	10.1	22.8
Transaction and Related Costs	—	—	—	—	—	—	37.9	—	37.9	—
Loss on Businesses Divested and Assets to be Exited	1.8	2.7	—	0.2	0.5	1.3	2.8	—	5.1	4.2
(Gain) Loss on Sale of Assets	0.2	0.2	(2.2)	0.3	—	0.2	(0.5)	(0.1)	(2.5)	0.6
Operating Loss from Businesses Divested/to be Exited	—	—	—	—	—	0.4	—	—	—	0.4
Executive Transition Costs	—	0.5	—	0.4	—	0.5	—	0.4	—	1.8
Adjusted Income from Operations	$89.9	$51.2	$12.6	$16.6	$143.1	$94.2	$118.5	$73.7	$364.1	$235.7

GAAP Operating Margin %	10.7%	7.2%	3.1%	2.7%	18.6%	14.3%	12.0%	12.3%	12.1%	9.7%
Adjusted Operating Margin %	11.6%	8.6%	2.9%	4.3%	18.7%	15.1%	19.0%	14.1%	14.0%	11.1%

DEBT TO EBITDA	Last Twelve Months
	Oct 2, 2021	Jan 2, 2021
Net Income	$270.8	$193.8
Interest Expense	54.7	39.8
Interest Income	(7.6)	(5.9)
Taxes	74.5	56.8
Depreciation and Amortization	125.4	131.4
EBITDA	$517.8	$415.9
Restructuring and Related Costs	24.1	36.8
Transaction and Related Costs	38.6	0.7
Impairment and Exit Related Costs	6.1	5.3
Executive Transition Costs	—	1.8
Goodwill Impairment	10.5	10.5
Operating Loss from Businesses Divested/to be Exited	—	0.4
(Gain) Loss on Sale of Assets	(2.5)	0.6
Gain on Divestiture of Businesses	—	(0.1)
Adjusted Bank EBITDA	$594.6	$471.9

Current Maturities of Long-Term Debt	$1.0	$231.0
Long-Term Debt	647.3	840.4
Total Gross Debt	$648.3	$1,071.4
Cash	(328.6)	(611.3)
Net Debt	$319.7	$460.1

Gross Debt/EBITDA	1.3	2.6
Gross Debt/Adjusted Bank EBITDA	1.1	2.3

Net Debt/EBITDA	0.6	1.1
Net Debt/Adjusted Bank EBITDA	0.5	1.0

FREE CASH FLOW	Three Months Ended		Nine Months Ended
	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
Net Cash Provided by Operating Activities	$121.5	$120.3	$258.1	$309.9
Additions to Property Plant and Equipment	(13.2)	(9.3)	(37.5)	(29.7)
Free Cash Flow	$108.3	$111.0	$220.6	$280.2

GAAP Net Income Attributable to Regal Rexnord Corporation	$69.5	$65.0	$214.7	$138.9
Early Debt Termination Charge	12.7	—	12.7	—
Loss on Businesses Divested and Impairments	2.8	—	5.1	4.2
Tax Effect from Loss on Businesses Divested, Impairments and Early Debt Termination Charge	(3.8)	—	(4.3)	(0.9)
Adjusted Net Income Attributable to Regal Rexnord Corporation[1]	$81.2	$65.0	$228.2	$142.2

Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation	133.4%	170.8%	96.7%	197.0%

 [1] The Net Income Attributable to Regal Rexnord Corporation is adjusted for the gains and losses on divested businesses and goodwill and asset impairments related to the businesses to be exited and used in the Free Cash Flow Calculation.

ADJUSTED EFFECTIVE TAX RATE	Three Months Ended		Nine Months Ended
	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
Income before Taxes	$88.9	$83.4	$276.5	$181.8
Provision for Income Taxes	17.8	17.1	57.2	39.5
Effective Tax Rate	20.0%	20.5%	20.7%	21.7%

Income before Taxes	$88.9	$83.4	$276.5	$181.8
Loss on Businesses Divested and Assets to be Exited	2.8	—	5.1	4.2
Adjusted Income before Taxes	$91.7	$83.4	$281.6	$186.0

Provision for Income Taxes	$17.8	$17.1	$57.2	$39.5
Tax Effect from Loss on Businesses Divested and Assets to be Exited	0.7	—	1.2	0.9
Non-deductible Portion of Executive Transition Costs	—	—	—	(0.5)
Adjusted Provision for Income Taxes	$18.5	$17.1	$58.4	$39.9

Adjusted Effective Tax Rate	20.2%	20.5%	20.7%	21.5%

ORGANIC SALES GROWTH	Three Months Ended
	October 2, 2021
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Three Months Ended Oct 2, 2021	$268.7	$148.0	$268.4	$207.6	$892.7
Impact from Foreign Currency Exchange Rates	(4.6)	(4.2)	(1.1)	(1.2)	(11.1)
Organic Sales Three Months Ended Oct 2, 2021	$264.1	$143.8	$267.3	$206.4	$881.6

Net Sales Three Months Ended Sep 26, 2020	$218.5	$138.8	$234.0	$166.9	$758.2
Adjusted Net Sales Three Months Ended Sep 26, 2020	$218.5	$138.8	$234.0	$166.9	$758.2

Three Months Ended Oct 2, 2021 Organic Sales Growth %	20.9%	3.6%	14.2%	23.7%	16.3%
Three Months Ended Oct 2, 2021 Net Sales Growth %	23.0%	6.6%	14.7%	24.4%	17.7%

ORGANIC SALES GROWTH	Nine Months Ended
	October 2, 2021
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Nine Months Ended Oct 2, 2021	$775.0	$429.6	$764.8	$624.3	$2,593.7
Impact from Foreign Currency Exchange Rates	(19.3)	(18.3)	(3.2)	(8.3)	(49.1)
Organic Sales Nine Months Ended Oct 2, 2021	$755.7	$411.3	$761.6	$616.0	$2,544.6

Net Sales Nine Months Ended Sep 26, 2020	$593.8	$389.0	$622.3	$521.4	$2,126.5
Adjusted Net Sales Nine Months Ended Sep 26, 2020	$593.8	$389.0	$622.3	$521.4	$2,126.5

Nine Months Ended Oct 2, 2021 Organic Sales Growth %	27.3%	5.7%	22.4%	18.1%	19.7%
Nine Months Ended Oct 2, 2021 Net Sales Growth %	30.5%	10.4%	22.9%	19.7%	22.0%

	Three Months Ended
ADJUSTED INCOME FROM OPERATIONS	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
(Dollars in Millions)	Apr 3, 2021	Mar 28, 2020	Apr 3, 2021	Mar 28, 2020	Apr 3, 2021	Mar 28, 2020	Apr 3, 2021	Mar 28, 2020	Apr 3, 2021	Mar 28, 2020
GAAP Income from Operations	$27.5	$12.1	$3.7	$(0.1)	$43.3	$29.5	$22.6	$28.5	$97.1	$70.0
Restructuring and Related Costs	0.2	1.8	0.5	0.9	0.3	1.1	0.7	1.8	1.7	5.6
Transaction and Related Costs	—	—	—	—	—	—	14.7	—	14.7	—
Loss on Businesses Divested and Assets to be Exited	—	0.7	—	0.2	—	0.5	—	—	—	1.4
(Gain) Loss on Sale of Assets	—	—	(0.1)	—	—	—	(0.3)	—	(0.4)	—
Operating Loss from Businesses Divested/to be Exited	—	—	—	—	—	0.4	—	—	—	0.4
Executive Transition Costs	—	0.5	—	0.4	—	0.5	—	0.4	—	1.8
Adjusted Income from Operations	$27.7	$15.1	$4.1	$1.4	$43.6	$32.0	$37.7	$30.7	$113.1	$79.2

Depreciation	$6.1	$5.9	$5.5	$5.2	$3.5	$3.5	$5.6	$5.8	$20.7	$20.4
Amortization	1.7	2.4	0.4	0.7	1.0	1.2	8.0	7.9	11.1	12.2
Other Income (Expense), Net	0.3	0.3	0.2	0.2	0.4	0.3	0.3	0.3	1.2	1.1
Adjusted Bank EBITDA	$35.8	$23.7	$10.2	$7.5	$48.5	$37.0	$51.6	$44.7	$146.1	$112.9

Stock Based Compensation	0.9	0.8	0.6	0.5	1.0	0.7	0.8	0.7	3.3	2.7
Adjusted EBITDA	$36.7	$24.5	$10.8	$8.0	$49.5	$37.7	$52.4	$45.4	$149.4	$115.6

Adjusted EBITDA Margin %	15.5%	12.3%	7.9%	6.2%	20.7%	17.9%	26.0%	23.3%	18.4%	15.7%

	Three Months Ended
ADJUSTED INCOME FROM OPERATIONS	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
(Dollars in Millions)	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020
GAAP Income from Operations	$25.4	$6.2	$3.1	$3.2	$46.5	$20.0	$34.0	$16.5	$109.0	$45.9
Restructuring and Related Costs	4.1	2.3	0.3	2.0	0.3	1.3	0.9	5.3	5.6	10.9
Transaction and Related Costs	—	—	—	—	—	—	7.1	—	7.1	—
Loss on Businesses Divested and Assets to be Exited	1.8	2.0	—	—	0.5	0.8	—	—	2.3	2.8
(Gain) Loss on Sale of Assets	—	—	—	—	—	—	(0.2)	(0.1)	(0.2)	(0.1)
Adjusted Income from Operations	$31.3	$10.5	$3.4	$5.2	$47.3	$22.1	$41.8	$21.7	$123.8	$59.5

Depreciation	$5.8	$5.7	$5.5	$5.4	$2.6	$3.8	$5.4	$6.2	$19.3	$21.1
Amortization	2.0	2.6	0.2	0.6	1.0	1.2	8.0	7.8	11.2	12.2
Other Income (Expense), Net	0.3	0.3	0.2	0.2	0.4	0.3	0.3	0.3	1.2	1.1
Adjusted Bank EBITDA	$39.4	$19.1	$9.3	$11.4	$51.3	$27.4	$55.5	$36.0	$155.5	$93.9

Stock Based Compensation	1.1	0.8	0.9	0.6	1.3	0.7	1.2	0.7	4.5	2.8
Adjusted EBITDA	$40.5	$19.9	$10.2	$12.0	$52.6	$28.1	$56.7	$36.7	$160.0	$96.7

Adjusted EBITDA Margin %	15.0%	11.3%	7.0%	10.0%	20.4%	15.8%	26.4%	23.0%	18.0%	15.2%

	Six Months Ended
ADJUSTED INCOME FROM OPERATIONS	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
(Dollars in Millions)	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020
GAAP Income from Operations	$52.9	$18.3	$6.8	$3.1	$89.8	$49.5	$56.6	$45.0	$206.1	$115.9
Restructuring and Related Costs	4.3	4.1	0.8	2.9	0.6	2.4	1.6	7.1	7.3	16.5
Transaction and Related Costs	—	—	—	—	—	—	21.8	—	21.8	—
Loss on Businesses Divested and Assets to be Exited	1.8	2.7	—	0.2	0.5	1.3	—	—	2.3	4.2
(Gain) Loss on Sale of Assets	—	—	(0.1)	—	—	—	(0.5)	(0.1)	(0.6)	(0.1)
Operating Loss from Businesses Divested/to be Exited	—	—	—	—	—	0.4	—	—	—	0.4
Executive Transition Costs	—	0.5	—	0.4	—	0.5	—	0.4	—	1.8
Adjusted Income from Operations	$59.0	$25.6	$7.5	$6.6	$90.9	$54.1	$79.5	$52.4	$236.9	$138.7

Depreciation	$11.9	$11.6	$11.0	$10.6	$6.1	$7.3	$11.0	$12.0	$40.0	$41.5
Amortization	3.7	5.0	0.6	1.3	2.0	2.4	16.0	15.7	22.3	24.4
Other Income (Expense), Net	0.6	0.6	0.4	0.4	0.8	0.6	0.6	0.6	2.4	2.2
Adjusted Bank EBITDA	$75.2	$42.8	$19.5	$18.9	$99.8	$64.4	$107.1	$80.7	$301.6	$206.8

Stock Based Compensation	2.0	1.6	1.5	1.1	2.3	1.4	2.0	1.4	7.8	5.5
Adjusted EBITDA	$77.2	$44.4	$21.0	$20.0	$102.1	$65.8	$109.1	$82.1	$309.4	$212.3

Adjusted EBITDA Margin %	15.2%	11.8%	7.5%	8.0%	20.6%	16.9%	26.2%	23.2%	18.2%	15.5%

	Three Months Ended
ADJUSTED INCOME FROM OPERATIONS	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
(Dollars in Millions)	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
GAAP Income from Operations	$30.4	$24.6	$6.4	$7.3	$52.1	$39.2	$18.5	$18.9	$107.4	$90.0
Restructuring and Related Costs	0.3	0.8	0.8	2.4	0.1	0.7	1.6	2.4	2.8	6.3
Transaction and Related Costs	—	—	—	—	—	—	16.1	—	16.1	—
Loss on Businesses Divested and Assets to be Exited	—	—	—	—	—	—	2.8	—	2.8	—
(Gain) Loss on Sale of Assets	0.2	0.2	(2.1)	0.3	—	0.2	—	—	(1.9)	0.7
Adjusted Income from Operations	$30.9	$25.6	$5.1	$10.0	$52.2	$40.1	$39.0	$21.3	$127.2	$97.0

Depreciation	$5.7	$5.8	$5.6	$5.3	$3.5	$3.9	$5.2	$6.0	$20.0	$21.0
Amortization	1.5	2.1	0.2	0.7	0.9	1.1	7.9	8.0	10.5	11.9
Other Income (Expense), Net	0.3	0.3	0.2	0.2	0.4	0.3	0.3	0.3	1.2	1.1
Adjusted Bank EBITDA	$38.4	$33.8	$11.1	$16.2	$57.0	$45.4	$52.4	$35.6	$158.9	$131.0

Stock Based Compensation	0.9	0.6	0.4	0.5	1.4	1.0	1.0	0.6	3.7	2.7
Adjusted EBITDA	$39.3	$34.4	$11.5	$16.7	$58.4	$46.4	$53.4	$36.2	$162.6	$133.7

Adjusted EBITDA Margin %	14.6%	15.7%	7.8%	12.0%	21.8%	19.8%	25.7%	21.7%	18.2%	17.6%

	Nine Months Ended
ADJUSTED INCOME FROM OPERATIONS	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
(Dollars in Millions)	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020	Oct 2, 2021	Sep 26, 2020
GAAP Income from Operations	$83.3	$42.9	$13.2	$10.4	$141.9	$88.7	$75.1	$63.9	$313.5	$205.9
Restructuring and Related Costs	4.6	4.9	1.6	5.3	0.7	3.1	3.2	9.5	10.1	22.8
Transaction and Related Costs	—	—	—	—	—	—	37.9	—	37.9	—
Loss on Businesses Divested and Assets to be Exited	1.8	2.7	—	0.2	0.5	1.3	2.8	—	5.1	4.2
(Gain) Loss on Sale of Assets	0.2	0.2	(2.2)	0.3	—	0.2	(0.5)	(0.1)	(2.5)	0.6
Operating Loss from Businesses Divested/to be Exited	—	—	—	—	—	0.4	—	—	—	0.4
Executive Transition Costs	—	0.5	—	0.4	—	0.5	—	0.4	—	1.8
Adjusted Income from Operations	$89.9	$51.2	$12.6	$16.6	$143.1	$94.2	$118.5	$73.7	$364.1	$235.7

Depreciation	$17.6	$17.4	$16.6	$15.9	$9.6	$11.2	$16.2	$18.0	$60.0	$62.5
Amortization	5.2	7.1	0.8	2.0	2.9	3.5	23.9	23.7	32.8	36.3
Other Income (Expense), Net	0.9	0.9	0.6	0.6	1.2	0.9	0.9	0.9	3.6	3.3
Adjusted Bank EBITDA	$113.6	$76.6	$30.6	$35.1	$156.8	$109.8	$159.5	$116.3	$460.5	$337.8

Stock Based Compensation	2.9	2.2	1.9	1.6	3.7	2.4	3.0	2.0	11.5	8.2
Adjusted EBITDA	$116.5	$78.8	$32.5	$36.7	$160.5	$112.2	$162.5	$118.3	$472.0	$346.0

Adjusted EBITDA Margin %	15.0%	13.3%	7.6%	9.4%	21.0%	18.0%	26.0%	22.7%	18.2%	16.3%